UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) : April 26, 2004

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation	(I.R.S. Employer
or Organization)	Identification Number)

2929 Allen Parkway
P.O. Box 2521
Houston, Texas 77252-2521
(Address of principal executive offices, including zip code)

(713) 759-3636
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

Exhibit
Number	Description
99.1	Press release of TEPPCO Partners, L.P., dated April 26, 2004, reporting first quarter 2004 results.

Item 12. Results of Operations and Financial Condition

     A press release issued by TEPPCO Partners, L.P. on April 26, 2004, regarding financial results for the quarter ended March 31, 2004, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information presented herein is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By:	Texas Eastern Products Pipeline Company, LLC
General Partner

/s/ CHARLES H. LEONARD
Charles H. Leonard
Senior Vice President and Chief Financial Officer

Date: April 27, 2004

2

Index to Exhibits

Exhibit
Number	Description
99.1	Press release of TEPPCO Partners, L.P., dated April 26, 2004, reporting first quarter 2004 results.